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                                                                    EXHIBIT J(1)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Series Fund, Inc.:

We consent to the use of our reports dated May 21, 2004 incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statements of Additional Information.

                                   /s/KPMG LLP

Los Angeles, California
July 26, 2004